Greenspring Fund, Incorporated

                Supplement dated October 1, 2004
                             to the
      Statement of Additional Information dated May 1, 2004

The following information supplements the Statement of Additional
Information dated May 1, 2004 for Greenspring Fund (the Fund) as it relates to the administrative fee paid by the Fund to Corbyn
Investment Management.

The second paragraph under the heading Administrator on page 10 is replaced in its entirety by the following:

The Fund compensates Corbyn with a monthly fee of $2,500 plus .10% of average daily net assets up to $50 million, .075% of average daily net assets between $50 and $200 million and .05% of average daily net assets in excess of $200 million.